Cal Dive International London Roadshow February 2006 Strategy Marine Contracting Services Production Facilities Oil & Gas Production Financial Information Update on Acquisition of Remington Oil & Gas

Forward-Looking Statements Certain statements made herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "will," "look forward to" and similar expressions are intended to identify forward-looking statements. The expectations set forth in this filing regarding accretion, returns on invested capital, achievement of annual savings and synergies, achievement of strong cash flow, sufficiency of cash flow to fund capital expenditures, achievement of debt reduction targets and the proposed merger of Remington Oil and Gas Corporation into a wholly owned subsidiary of Cal Dive are only the parties' expectations regarding these matters. Actual results could differ materially from these expectations depending on factors such as the combined company's cost of capital, the ability of the combined company to identify and implement cost savings, synergies and efficiencies in the time frame needed to achieve these expectations, prior contractual commitments of the combined companies and their ability to terminate these commitments or amend, renegotiate or settle the same, the combined company's actual capital needs, the absence of any material incident of property damage or other hazard that could affect the need to effect capital expenditures, any unforeseen merger or acquisition opportunities that could affect capital needs, the costs incurred in implementing synergies and the factors that generally affect both Cal Dive's and Remington's respective businesses as further outlined in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in each of the companies' respective Annual Reports on Form 10-K for the year ended December 31, 2004. Actual actions that the combined company may take may differ from time to time as the combined company may deem necessary or advisable in the best interest of the combined company and its shareholders to attempt to achieve the successful integration of the companies, the synergies needed to make the transaction a financial success and to react to the economy and the combined company's market for its exploration and production. 1

Additional Information Cal Dive and Remington will file a proxy statement/prospectus and other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission ("SEC"). Investors are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Cal Dive free of charge by requesting them in writing from Cal Dive or by telephone at (281) 618- 0400. You may obtain documents filed with the SEC by Remington free of charge by requesting them in writing from Remington or by telephone at (214) 210-2650. Cal Dive and Remington, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Remington in connection with the merger. Information about the directors and executive officers of Cal Dive and their ownership of Cal Dive stock is set forth in the proxy statement for Cal Dive's 2005 Annual Meeting of Shareholders. Information about the directors and executive officers of Remington and their ownership of Remington stock is set forth in the proxy statement for Remington's 2005 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available. 2

Strategy 3

Cal Dive: A Full Cycle Energy Service Company We provide Marine Contracting and Production Facility solutions to the energy market and specialize in the exploitation of marginal fields where we differentiate ourselves by taking oil and gas production as well as cash as payment for our services. Production Contractor Service Contractor Oil & Gas Producer 4

Differentiated Commercial Model Marine Contracting Production Facilities Services Assets General Market Marginal Fields Lump Sum DayRates Demand Fees Tariffs Working Interest 5 Cash Cash Oil & Gas Production

Production Contracting Opportunities Type Features Seller Attitude/Motivation Mature Field Reservoir near end of decline curve Avoidance of abandonment liability Sub-optimum use of resources Re-allocation of resources to fresh projects Abandonment looming Monetization Non core asset Deepwater Marginal Stranded from existing infrastructure Avoidance of development risk Too small for consideration/allocation of resources Monetization and share in upside potential Beneath investment hurdle level Allocation of resources and capital to larger projects 6

Key Services for Production Contracting Mature Field Brownfield asset management Well exploitation and maintenance Well and Facility Abandonment Deepwater Marginal Deepwater reservoir assessment and management Drilling Development Pipelay and burial Hook up Floating facility Maintenance Well Intervention Abandonment Well P/A Type Services 7

Marine Contracting Services 8

Marine Contracting Services Data acquisition Contract drilling Completion Infrastructure and installation Production and well remediation Decommissioning Shelf Deep Pipeline Tie Ins Pipelay & Burial IMR Pipeline & Burial Hook up Floating Facility Well Intervention Field Operations Well P&A/ Salvage Exploration Development Well P&A/ Salvage 9 9 Drilling Completion (Slimbore Wells)

Marine Contracting: Near Term Goals Focus on services that provide best "niche" financial returns in broader market and add value for production contracting. Integrate Stolt and Torch acquisitions into existing operations and possibly complete sale (retaining a majority stake) of non-core Shelf Contracting business. 10 10

Shelf Market Consolidation - Much Increased Leverage to Hurricane Clean Up-Work Asset Type Cal Dive Stolt Torch Total Moored Pipelay 0 1 2 3 DP Sat Diving 4 1 0 5 Moored Sat Diving 2 1 0 3 Moored Surface Diving 4 3 2 9 Diving Utility Boats 5 2 1 8 Portable Sat Systems 1 1 0 2 16 9 5 30 11 Acquired Assets that commenced work for Cal Dive in Q4/2005.

Shelf Market Consolidation - 1 + 1 + 1 = 4 Three companies to be consolidated with significant (>$10m/year) savings in operations support and management overhead cost. 2006 estimates EBITDA to be in range $100 million - $125 million with hurricane clean-up work being a key driver. Newco will have substance/critical mass to make further market consolidation moves both in the Gulf of Mexico and internationally. 12 12

Marine Contracting - Subsea Tree Orders are a Key Leading Indicator 2004 2005 2006 2007 2008 2009 50 78 82 92 88 92 Each tree installation can generate: Pipelay and Pipe Burial Intrepid Express Caesar Kestrel Northern Canyon Downhole Well Intervention Q4000 Seawell (North Sea) Robotic Maintenance Canyon ROVs (28 units) Source: Quest Offshore Resources, Inc. (GOM only) 13 50 78 82 92 88 92

Strategic Advantage Of Commercial Model In The Deepwater Model In The Deepwater Model In The Deepwater Model In The Deepwater Model In The Deepwater MSPhotoEd.3 MSPhotoEd.3 Drilling/Completion Facility Solutions Development Maintenance Abandonment Key Assets Q4000 Mobil Production Unit Intrepid Express Caesar ROVs Q4000 Seawell ROVs Q4000 Seawell Value Creating Methodologies Slimbore Wells Re-Deployment of Floater Pipe Burial Non Drill Rig Intervention 'Full cycle cost can be reduced by at least 20% compared to conventional approaches' 14

Q4000 Upgrade - Drilling Capability Addition Of Modular-Based Drilling System Hybrid Slimbore Technology Designed For Deepwater Exploration And Appraisal Scheduled Completion: Early 2007 15

Production Facilities 16

Production Facilities Boost Marco Polo oil throughput to around 100,000 bbls/day by second half of 2006. Install Independence Hub and attain 'Mechanical Completion' by end of 2006. Close third production facility deal during 2006. 17 Near Term Goals Strategy Transmission returns, Farm- in opportunities, Subsea tie backs backs backs backs

Production Facilities: Marco Polo Jointly owned (50%) with Enterprise P.P. TLP Capacity: 120,000 bbls/day and 300,000 mcf/day Commenced production in mid-2004 from Marco Polo reservoir. K2/K2 North and Genghis Khan fields should be brought on stream before mid-2006 boosting earnings in 2006 and beyond. 18

Production Facilities: Independence Hub Production Facilities: Independence Hub 19 Jointly owned (20%) with Enterprise P.P. Semi-submersible Capacity: increased to 1 bcf/day Project is in build phase and will be deployed in MC 920 (8,000 fsw) Mechanical completion expected in late 2006 with first production in early 2007 We see good opportunities for both associated construction work and PUD acquisitions in the surrounding area the surrounding area the surrounding area the surrounding area the surrounding area the surrounding area the surrounding area the surrounding area the surrounding area the surrounding area the surrounding area the surrounding area the surrounding area the surrounding area the surrounding area

Oil and Gas Production 20

Oil and Gas Production: How we get paid 2002 2003 2004 2005 Exploitation Additions Purchased Reserves 157 150 116 185 other 55 Operator of 40 fields, 120 platforms and 500 wells 14 year history Focus on Production efficiency Well exploitation and enhancement Hedge commodity risk Range Total Proven Reserves as of Year-end (Bcfe) Estimate 21

Oil & Gas Production: 2005 Acquisitions 22 Est. Acquisition & Development Costs Est. Acquisition Reserves Est. Marine Contracting Work Est. First Production Timing Development Property Acquisitions: $350 M - $400 M 130 - 200 BcFe $100 M - $130 M - Telemark (30%) 1Q 2008 - Devil's Island (50%) 1Q 2007 - Tulane (50%) 4Q 2006 - Bass Lite (22.5%) 1Q 2008 - Tiger (40%) 3Q 2006 Mature Property Acquisition: - Murphy Package $196 M - $221 M 75 - 85 BcFe $33 M - $45 M June 10, 2005

Oil and Gas Production: Near Term Goals Oil and Gas Production: Near Term Goals Increasing number of PUD opportunities as HUB facilities are deployed in Gulf of Mexico Opportunities for mature property deals possible as several independent E&P companies have divestment plans International areas opening up for our model e.g. North Sea Reserve enhancement on existing properties Participation in "High Probability" exploration prospects 23

Financial Information 24

Consistent Top Line Growth 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Marine Contracting 32.7 63.9 93.9 139 128 110 164 240 259 300 500 700 Oil & Gas 4.8 12.2 16.5 12.6 32.5 70.8 63.4 62.8 137.3 243 272 400 36% CAGR 25 Revenues in Millions Estimate Estimate

Bottom Line 26 2000 2001 2002 2003 2004 2005 2006 23.3 28.9 12.4 32.8 79.9 129 191 8 83 Net Income in Millions Estimate Range Estimate

Significant Cash Generation 2000 2001 2002 2003 2004 2005 2006 65.3 80.1 65.8 126.9 239.3 305 483 25 138 EBITDA in Millions (see GAAP reconciliation at Company's website - www.caldive.com) Estimate Range 27 Estimate

2001 2002 2003 2004 2005 2005 12.3 4.9 7.4 13.4 16.6 20.9 28 Return on Capital Invested YTD 9/30 3rd QTR 12.3 4.9 7.4 13.4 16.6 20.9 Percentage (see calculation at Company's website - www.caldive.com)

MARAD Construction and Other Long Term Debt Revolving Credit 29 (Amounts in Millions) 9/30/05 12/31/04 12/31/03 12/31/02 Debt To Book Capitalization 40% 35% 22% 42% Convertible Notes

30 Update on Acquisition of Remington Oil and Gas The next logical step in the evolution of Cal Dive's unique production contracting based business model.

Transaction Overview $27.00 per share cash, 0.436 Cal Dive shares per Remington share. $1.4 billion enterprise value based on 30.15 million Remington shares. 58% cash / 42% stock. Tax free reorganization. Pro forma ownership: 86% Cal Dive, 14% Remington. Remington debt free with cash estimated to be $2 per share at closing. Conditions to closing. Regulatory approval. Remington stockholder approval. Expected close in second quarter. Remington team key to going concern. Retain all key management and operations personnel. Maintain Dallas office. Incentivized for future growth. 31

Strategic Rationale The acquisition of Remington is the next logical step in the evolution of Cal Dive's unique production contracting based business model... 32

Strategic Rationale Access to both deepwater prospects and the means to exploit them. Cal Dive operatorship. Results in continuation of differentiated long-term earnings growth. REM's prospect generation based growth strategy is highly complementary to Cal Dive's production model. REM will build on existing portfolio of deepwater PUDs. Create extra exploitation value through the deployment of CDIS assets for drilling, development, maintenance and abandonment. Accelerates high impact, ready to drill inventory. 4 Tcfe reserve potential (1 Tcfe risked). 4x proved reserves on risked basis. 100% working interest in all deepwater prospects. 33

Strategic Rationale Cal Dive can enhance financial results of key deepwater prospects by promoting partnership arrangements. Exploitation of REM's prospect inventory will provide increased backlog for Marine Contracting. Combined Shelf Production business has critical mass. Operating synergies and purchasing leverage. Utilize Remington seismic library across Cal Dive assets. Remington possesses a top flight technical team. The transaction is immediately accretive to earnings and cash flow. 34

Remington Prospect Portfolio Bottom-up reserve risk assessment based on historical success rates. 5-7 year drilling inventory. Targeting 30% fleet utilization with Remington/ERT activity. 1: Over $1.0 Billion of life of field services involved. 35

Segment Operating Profit Mix Gross Profit (& Equity in Earnings) Contribution By Segment 2002 2003 2004 2005P 2006P 2006 Pro Forma Medium-term Target Contracting Services 0.5 0.28 0.25 0.48 0.55 0.41 0.5 Oil And Gas Production 0.5 0.72 0.75 0.52 0.45 0.59 0.5 36

Combined Deepwater Portfolio Drillable with Q4000 Independence Hub Telemark Bass Lite Marco Polo Noonan Devil's Island Tiger Gunnison Tulane Remington Deepwater Prospects Cal Dive Fields Ty Webb Motor Mouth Al Czervik Cal Dive Production Facilities 37

Remington Deepwater Inventory All Prospects: 100% Operated, 100% Working Interest Noonan 45-65 MMboe potential Transocean Amirante under contract Q3 2006 exploration well $102,500 dayrate (1/3 of current spot dayrate) Option for second well at $135,000 per day High quality inventory enables mitigation of exploration risk through utilization of partners on a promoted basis 38

2006 Earnings / Cash Flow Accretion1 The acquisition is expected to be 8% accretive to 2006P consensus earnings and 37% accretive to 2006P cash flow. __________________________ 1 Presented on basis that transaction closed on January 1, 2006. 2 Based on $8.50 natural gas/$55 oil and 128 MMcfed production. 3 See GAAP reconciliation at Company's website - www.caldive.com. 39

2007 Earnings / Cash Flow Accretion The acquisition is expected to be 15% accretive to 2007P consensus earnings and 39% accretive to 2007P cash flow. __________________________ 1 Based on $8.50 natural gas/$55 oil and 175 MMcfed production. 2 See GAAP reconciliation at Company's website - www.caldive.com. 3 First Call Consensus estimate. 40

Pro Forma Condensed Balance Sheet (9/30/2005) (Dollar amounts in millions) 1 Defined as Total Debt divided by Total Debt plus Shareholders' Equity. 2 See GAAP reconciliation at Company's website - www.caldive.com 41

Pro Forma Debt Summary Pro forma interest coverage of 7.1x2 on TTM EBITDA. Projected Pro Forma 2006 Debt Service Coverage of 9.6x2 __________________________ 1 Floating rate, seven-year term, 1% amortization. 2 See GAAP reconciliation at Company's website - www.caldive.com. 42

Historical Debt Ratios1 Debt amortization through free cash flow and possible sale of minority stake in the non-core shelf contracting business and other assets. YE 02 YE 03 YE 04 9/1/2005 Sep-05 Pro Forma YE 06 Target 0.4 0.35 0.22 0.42 0.51 0.45 3.5 1.8 0.7 1.5 2.5 1.5 Debt/TTM EBITDA Debt/Book Capitalization 1 See GAAP reconciliation at Company's website - www.caldive.com. 43

Cal Dive Existing Hedges: As Of December 31, 2005 Opportunistically hedge up to 50% of production. 44